EXHIBIT 99

                                                                         CMOPROJ
UBS WARBURG LLC                                        5:36:34 pm March 24, 2003
Fixed Income Research     MALT0302A 30 YEAR 5.8    Marina Tukhin mtukhin@sleddog
CMOPROJ.562                                                               PAGE 1

==============================================================================================
BOND         BALANCE    COUPON   DELAY     FACTOR   INDEX     VALUE   RESET   MULTIPLIER   CAP
----------------------------------------------------------------------------------------------
1A1    52,312,000.00   6.00000      24   1.000000           -1.0000      --           --    --
==============================================================================================

================================================================================
FLOOR         CURRENT     SETTLE      DEAL    WAC      WAM    PRICING   DURATION
               COUPON       DATE                                SPEED       @ PX
--------------------------------------------------------------------------------
--             6.0000   03/31/03   30 year   7.66   358.00   100.0PPC     101:16
================================================================================

SENIOR BOND, 91.49 PERCENT OF DEAL

================================================================================
PRICE               PPC     PPC     PPC     PPC     PPC     PPC     PPC      PPC
                  25.00   50.00  100.00  150.00  200.00  250.00  300.00   350.00
--------------------------------------------------------------------------------
101:00            5.897   5.840   5.709   5.555   5.378   5.208   5.037    4.859
101:01            5.893   5.835   5.701   5.543   5.363   5.189   5.014    4.833
101:02            5.889   5.830   5.693   5.532   5.348   5.170   4.992    4.807
101:03            5.885   5.825   5.685   5.521   5.333   5.151   4.969    4.780
101:04            5.881   5.820   5.677   5.509   5.318   5.132   4.947    4.754
101:05            5.877   5.815   5.669   5.498   5.302   5.114   4.924    4.727
101:06            5.873   5.810   5.661   5.487   5.287   5.095   4.902    4.701
101:07            5.870   5.804   5.653   5.476   5.272   5.076   4.879    4.674

101:08            5.866   5.799   5.645   5.464   5.257   5.057   4.856    4.648
101:09            5.862   5.794   5.637   5.453   5.242   5.038   4.834    4.622
101:10            5.858   5.789   5.629   5.442   5.227   5.020   4.811    4.595
101:11            5.854   5.784   5.621   5.430   5.212   5.001   4.789    4.569
101:12            5.850   5.779   5.613   5.419   5.197   4.982   4.767    4.543
101:13            5.846   5.774   5.605   5.408   5.182   4.963   4.744    4.517
101:14            5.842   5.769   5.598   5.397   5.166   4.944   4.722    4.490
101:15            5.839   5.764   5.590   5.385   5.151   4.926   4.699    4.464

101:16            5.835   5.759   5.582   5.374   5.136   4.907   4.677    4.438
101:17            5.831   5.754   5.574   5.363   5.121   4.888   4.654    4.412
101:18            5.827   5.749   5.566   5.352   5.106   4.870   4.632    4.385
101:19            5.823   5.744   5.558   5.341   5.091   4.851   4.610    4.359
101:20            5.819   5.738   5.550   5.329   5.076   4.832   4.587    4.333
101:21            5.815   5.733   5.542   5.318   5.061   4.813   4.565    4.307
101:22            5.812   5.728   5.534   5.307   5.046   4.795   4.543    4.281
101:23            5.808   5.723   5.527   5.296   5.031   4.776   4.520    4.254

101:24            5.804   5.718   5.519   5.285   5.016   4.758   4.498    4.228
101:25            5.800   5.713   5.511   5.273   5.001   4.739   4.476    4.202
101:26            5.796   5.708   5.503   5.262   4.986   4.720   4.453    4.176
101:27            5.792   5.703   5.495   5.251   4.971   4.702   4.431    4.150
101:28            5.789   5.698   5.487   5.240   4.956   4.683   4.409    4.124
101:29            5.785   5.693   5.479   5.229   4.941   4.664   4.386    4.098
101:30            5.781   5.688   5.472   5.218   4.926   4.646   4.364    4.072
101:31            5.777   5.683   5.464   5.207   4.912   4.627   4.342    4.046
--------------------------------------------------------------------------------
AVG LIFE         13.036   8.986   5.008   3.231   2.281   1.790   1.473    1.244
DURATION          7.936   6.040   3.879   2.730   2.036   1.636   1.367    1.168
FIRST PAY          4/03    4/03    4/03    4/03    4/03    4/03    4/03     4/03
LAST PAY           1/33    1/33    1/33    1/33    2/11    6/08    4/07     7/06
================================================================================

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                        5:36:55 pm March 24, 2003
Fixed Income Research     MALT0302A 30 YEAR 5.8    Marina Tukhin mtukhin@sleddog
CMOPROJ.562                                                               PAGE 1

==============================================================================================
BOND         BALANCE    COUPON   DELAY     FACTOR   INDEX     VALUE   RESET   MULTIPLIER   CAP
----------------------------------------------------------------------------------------------
1A1    52,312,000.00   6.00000      24   1.000000           -1.0000      --           --    --
==============================================================================================

================================================================================
FLOOR         CURRENT     SETTLE      DEAL    WAC      WAM    PRICING   DURATION
               COUPON       DATE                                SPEED       @ PX
--------------------------------------------------------------------------------
--             6.0000   03/31/03   30 year   7.66   358.00   100.0PPC     101:16
================================================================================

SENIOR BOND, 91.49 PERCENT OF DEAL

================================================================================
PRICE               CPR     CPR     CPR     CPR     CPR     CPR     CPR      CPR
                  10.00   20.00   25.00   30.00   35.00   40.00   50.00    70.00
--------------------------------------------------------------------------------
101:00            5.802   5.604   5.483   5.344   5.205   5.060   4.737    3.856
101:01            5.796   5.594   5.470   5.328   5.186   5.038   4.708    3.808
101:02            5.790   5.583   5.457   5.312   5.167   5.016   4.679    3.760
101:03            5.784   5.573   5.444   5.296   5.148   4.994   4.650    3.712
101:04            5.778   5.563   5.432   5.280   5.129   4.972   4.621    3.664
101:05            5.772   5.553   5.419   5.265   5.110   4.950   4.592    3.616
101:06            5.766   5.543   5.406   5.249   5.091   4.928   4.563    3.568
101:07            5.760   5.532   5.393   5.233   5.072   4.906   4.534    3.520

101:08            5.754   5.522   5.380   5.217   5.054   4.884   4.505    3.472
101:09            5.748   5.512   5.368   5.201   5.035   4.862   4.476    3.424
101:10            5.742   5.502   5.355   5.185   5.016   4.840   4.447    3.377
101:11            5.736   5.492   5.342   5.170   4.997   4.818   4.418    3.329
101:12            5.730   5.481   5.329   5.154   4.978   4.796   4.389    3.281
101:13            5.724   5.471   5.316   5.138   4.959   4.774   4.360    3.233
101:14            5.718   5.461   5.304   5.122   4.941   4.752   4.332    3.186
101:15            5.713   5.451   5.291   5.106   4.922   4.730   4.303    3.138

101:16            5.707   5.441   5.278   5.091   4.903   4.708   4.274    3.091
101:17            5.701   5.431   5.265   5.075   4.884   4.687   4.245    3.043
101:18            5.695   5.420   5.253   5.059   4.866   4.665   4.216    2.995
101:19            5.689   5.410   5.240   5.043   4.847   4.643   4.188    2.948
101:20            5.683   5.400   5.227   5.028   4.828   4.621   4.159    2.901
101:21            5.677   5.390   5.214   5.012   4.810   4.599   4.130    2.853
101:22            5.671   5.380   5.202   4.996   4.791   4.577   4.101    2.806
101:23            5.665   5.370   5.189   4.981   4.772   4.556   4.073    2.758

101:24            5.660   5.360   5.176   4.965   4.753   4.534   4.044    2.711
101:25            5.654   5.350   5.164   4.949   4.735   4.512   4.016    2.664
101:26            5.648   5.340   5.151   4.934   4.716   4.490   3.987    2.616
101:27            5.642   5.330   5.138   4.918   4.697   4.469   3.958    2.569
101:28            5.636   5.320   5.126   4.902   4.679   4.447   3.930    2.522
101:29            5.630   5.309   5.113   4.887   4.660   4.425   3.901    2.475
101:30            5.624   5.299   5.100   4.871   4.642   4.404   3.873    2.428
101:31            5.619   5.289   5.088   4.855   4.623   4.382   3.844    2.381
--------------------------------------------------------------------------------
AVG LIFE          7.393   3.697   2.801   2.181   1.796   1.520   1.131    0.666
DURATION          5.192   3.020   2.403   1.944   1.633   1.401   1.064    0.644
FIRST PAY          4/03    4/03    4/03    4/03    4/03    4/03    4/03     4/03
LAST PAY           1/33    1/33    1/33    3/12    4/09    1/08   10/06     4/05
================================================================================

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS WARBURG LLC                                                          CMOPROJ
                                                       5:38:51 pm March 24, 2003

                             MALT0302B 30 YEAR 6.6

Fixed Income Research                              Marina Tukhin mtukhin@sleddog
CMOPROJ.562                                                               PAGE 1

==============================================================================================
BOND         BALANCE    COUPON   DELAY     FACTOR   INDEX     VALUE   RESET   MULTIPLIER   CAP
----------------------------------------------------------------------------------------------
2A1    29,400,000.00   5.00000      24   1.000000           -1.0000      --           --    --
==============================================================================================

================================================================================
FLOOR         CURRENT     SETTLE      DEAL    WAC      WAM    PRICING   DURATION
               COUPON       DATE                                SPEED       @ PX
--------------------------------------------------------------------------------
--             5.0000   03/31/03   30 year   6.04   178.04   100.0PPC     100:26
================================================================================

SENIOR BOND, 97.06 PERCENT OF DEAL

================================================================================
PRICE               PPC     PPC     PPC     PPC     PPC     PPC     PPC      PPC
                  25.00   50.00   75.00  100.00  150.00  200.00  250.00   300.00
--------------------------------------------------------------------------------
100:10            4.933   4.912   4.889   4.865   4.812   4.754   4.691    4.625
100:11            4.927   4.905   4.882   4.856   4.801   4.740   4.674    4.605
100:12            4.921   4.899   4.874   4.847   4.789   4.726   4.657    4.585
100:13            4.916   4.892   4.866   4.839   4.778   4.712   4.640    4.565
100:14            4.910   4.885   4.859   4.830   4.767   4.698   4.623    4.545
100:15            4.904   4.879   4.851   4.821   4.756   4.684   4.606    4.525
100:16            4.899   4.872   4.843   4.812   4.744   4.670   4.589    4.505
100:17            4.893   4.866   4.836   4.803   4.733   4.656   4.572    4.485

100:18            4.888   4.859   4.828   4.795   4.722   4.642   4.555    4.465
100:19            4.882   4.852   4.820   4.786   4.710   4.628   4.538    4.445
100:20            4.876   4.846   4.813   4.777   4.699   4.614   4.521    4.425
100:21            4.871   4.839   4.805   4.768   4.688   4.600   4.504    4.405
100:22            4.865   4.833   4.797   4.759   4.677   4.586   4.487    4.385
100:23            4.859   4.826   4.790   4.751   4.666   4.572   4.471    4.365
100:24            4.854   4.819   4.782   4.742   4.654   4.558   4.454    4.345
100:25            4.848   4.813   4.774   4.733   4.643   4.544   4.437    4.325

100:26            4.843   4.806   4.767   4.724   4.632   4.530   4.420    4.305
100:27            4.837   4.800   4.759   4.716   4.621   4.516   4.403    4.285
100:28            4.831   4.793   4.752   4.707   4.609   4.502   4.386    4.265
100:29            4.826   4.787   4.744   4.698   4.598   4.488   4.369    4.245
100:30            4.820   4.780   4.736   4.690   4.587   4.474   4.353    4.225
100:31            4.815   4.774   4.729   4.681   4.576   4.461   4.336    4.206
101:00            4.809   4.767   4.721   4.672   4.565   4.447   4.319    4.186
101:01            4.803   4.760   4.714   4.663   4.554   4.433   4.302    4.166

101:02            4.798   4.754   4.706   4.655   4.542   4.419   4.285    4.146
101:03            4.792   4.747   4.698   4.646   4.531   4.405   4.269    4.126
101:04            4.787   4.741   4.691   4.637   4.520   4.391   4.252    4.106
101:05            4.781   4.734   4.683   4.629   4.509   4.377   4.235    4.087
101:06            4.776   4.728   4.676   4.620   4.498   4.364   4.218    4.067
101:07            4.770   4.721   4.668   4.611   4.487   4.350   4.202    4.047
101:08            4.764   4.715   4.661   4.603   4.476   4.336   4.185    4.027
101:09            4.759   4.708   4.653   4.594   4.465   4.322   4.168    4.007
--------------------------------------------------------------------------------
AVG LIFE          7.016   5.840   4.923   4.201   3.164   2.479   2.004    1.671
DURATION          5.513   4.702   4.054   3.531   2.755   2.218   1.831    1.550
FIRST PAY          4/03    4/03    4/03    4/03    4/03    4/03    4/03     4/03
LAST PAY           3/18    3/18    3/18    3/18    3/18    3/18    2/18     5/09
================================================================================

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS WARBURG LLC                                                          CMOPROJ
                                                       5:38:28 pm March 24, 2003

                             MALT0302B 30 YEAR 6.6

Fixed Income Research                              Marina Tukhin mtukhin@sleddog
CMOPROJ.562                                                               PAGE 1

==============================================================================================
BOND         BALANCE    COUPON   DELAY     FACTOR   INDEX     VALUE   RESET   MULTIPLIER   CAP
----------------------------------------------------------------------------------------------
2A1    29,400,000.00   5.00000      24   1.000000           -1.0000      --           --    --
==============================================================================================

================================================================================
FLOOR         CURRENT     SETTLE      DEAL    WAC      WAM    PRICING   DURATION
               COUPON       DATE                                SPEED       @ PX
--------------------------------------------------------------------------------
--             5.0000   03/31/03   30 year   6.04   178.04   100.0PPC     100:26
================================================================================

SENIOR BOND, 97.06 PERCENT OF DEAL

================================================================================
PRICE               CPR     CPR     CPR     CPR     CPR     CPR     CPR      CPR
                  10.00   20.00   25.00   30.00   35.00   40.00   50.00    70.00
--------------------------------------------------------------------------------
100:10            4.895   4.822   4.779   4.731   4.678   4.619   4.488    4.130
100:11            4.888   4.811   4.766   4.716   4.660   4.599   4.461    4.087
100:12            4.880   4.800   4.753   4.701   4.643   4.579   4.434    4.043
100:13            4.873   4.790   4.740   4.686   4.625   4.558   4.408    4.000
100:14            4.866   4.779   4.727   4.671   4.608   4.538   4.381    3.957
100:15            4.858   4.768   4.715   4.656   4.590   4.518   4.355    3.914
100:16            4.851   4.757   4.702   4.641   4.573   4.497   4.329    3.870
100:17            4.843   4.746   4.689   4.625   4.555   4.477   4.302    3.827

100:18            4.836   4.736   4.676   4.610   4.538   4.457   4.276    3.784
100:19            4.829   4.725   4.663   4.595   4.520   4.436   4.249    3.741
100:20            4.821   4.714   4.651   4.580   4.503   4.416   4.223    3.698
100:21            4.814   4.703   4.638   4.565   4.485   4.396   4.197    3.655
100:22            4.807   4.692   4.625   4.550   4.468   4.376   4.170    3.612
100:23            4.799   4.682   4.612   4.535   4.450   4.356   4.144    3.569
100:24            4.792   4.671   4.600   4.520   4.433   4.335   4.118    3.526
100:25            4.785   4.660   4.587   4.505   4.415   4.315   4.091    3.483

100:26            4.777   4.649   4.574   4.490   4.398   4.295   4.065    3.441
100:27            4.770   4.639   4.561   4.476   4.380   4.275   4.039    3.398
100:28            4.763   4.628   4.549   4.461   4.363   4.255   4.012    3.355
100:29            4.755   4.617   4.536   4.446   4.346   4.235   3.986    3.312
100:30            4.748   4.607   4.523   4.431   4.328   4.215   3.960    3.270
100:31            4.741   4.596   4.511   4.416   4.311   4.194   3.934    3.227
101:00            4.733   4.585   4.498   4.401   4.294   4.174   3.908    3.184
101:01            4.726   4.574   4.485   4.386   4.276   4.154   3.881    3.142

101:02            4.719   4.564   4.472   4.371   4.259   4.134   3.855    3.099
101:03            4.711   4.553   4.460   4.356   4.242   4.114   3.829    3.056
101:04            4.704   4.542   4.447   4.341   4.224   4.094   3.803    3.014
101:05            4.697   4.532   4.434   4.327   4.207   4.074   3.777    2.971
101:06            4.689   4.521   4.422   4.312   4.190   4.054   3.751    2.929
101:07            4.682   4.510   4.409   4.297   4.172   4.034   3.725    2.887
101:08            4.675   4.500   4.397   4.282   4.155   4.014   3.699    2.844
101:09            4.668   4.489   4.384   4.267   4.138   3.994   3.673    2.802
--------------------------------------------------------------------------------
AVG LIFE          5.159   3.349   2.763   2.309   1.951   1.663   1.252    0.750
DURATION          4.207   2.876   2.424   2.064   1.772   1.532   1.175    0.721
FIRST PAY          4/03    4/03    4/03    4/03    4/03    4/03    4/03     4/03
LAST PAY           3/18    3/18    3/18    3/18    3/18    3/12    5/08     3/06
================================================================================

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                        5:40:41 pm March 24, 2003
Fixed Income Research     MALT0302C 30 YEAR 8.0    Marina Tukhin mtukhin@sleddog
CMOPROJ.562                                                               PAGE 1

==============================================================================================
BOND         BALANCE    COUPON   DELAY     FACTOR   INDEX     VALUE   RESET   MULTIPLIER   CAP
----------------------------------------------------------------------------------------------
3A1    58,662,000.00   7.00000      24   1.000000           -1.0000      --           --    --
==============================================================================================

================================================================================
FLOOR         CURRENT     SETTLE      DEAL    WAC      WAM    PRICING   DURATION
               COUPON       DATE                                SPEED       @ PX
--------------------------------------------------------------------------------
--             7.0000   03/31/03   30 year   7.66   358.95   100.0PPC     104:06
================================================================================

SENIOR BOND, 91.77 PERCENT OF DEAL

================================================================================
PRICE               PPC     PPC     PPC     PPC     PPC     PPC     PPC      PPC
                  25.00   50.00   75.00  100.00  150.00  200.00  250.00   300.00
--------------------------------------------------------------------------------
103:22            6.556   6.400   6.229   6.048   5.653   5.217   4.775    4.349
103:23            6.552   6.394   6.223   6.040   5.643   5.204   4.758    4.329
103:24            6.548   6.389   6.217   6.033   5.633   5.190   4.741    4.309
103:25            6.544   6.384   6.211   6.025   5.622   5.177   4.725    4.290
103:26            6.540   6.379   6.204   6.017   5.612   5.163   4.708    4.270
103:27            6.536   6.374   6.198   6.010   5.601   5.149   4.691    4.250
103:28            6.532   6.369   6.192   6.002   5.591   5.136   4.674    4.230
103:29            6.528   6.364   6.186   5.995   5.581   5.122   4.657    4.210

103:30            6.524   6.359   6.179   5.987   5.570   5.109   4.641    4.190
103:31            6.521   6.354   6.173   5.980   5.560   5.095   4.624    4.171
104:00            6.517   6.349   6.167   5.972   5.549   5.082   4.607    4.151
104:01            6.513   6.344   6.161   5.965   5.539   5.068   4.591    4.131
104:02            6.509   6.339   6.154   5.957   5.529   5.055   4.574    4.111
104:03            6.505   6.334   6.148   5.950   5.518   5.041   4.557    4.092
104:04            6.501   6.329   6.142   5.942   5.508   5.028   4.540    4.072
104:05            6.497   6.324   6.136   5.934   5.498   5.014   4.524    4.052

104:06            6.493   6.319   6.129   5.927   5.487   5.001   4.507    4.032
104:07            6.489   6.314   6.123   5.919   5.477   4.987   4.490    4.013
104:08            6.485   6.309   6.117   5.912   5.467   4.974   4.474    3.993
104:09            6.481   6.304   6.111   5.904   5.456   4.960   4.457    3.973
104:10            6.477   6.299   6.104   5.897   5.446   4.947   4.440    3.954
104:11            6.474   6.294   6.098   5.889   5.436   4.933   4.424    3.934
104:12            6.470   6.289   6.092   5.882   5.425   4.920   4.407    3.914
104:13            6.466   6.284   6.086   5.874   5.415   4.907   4.391    3.895

104:14            6.462   6.279   6.080   5.867   5.405   4.893   4.374    3.875
104:15            6.458   6.274   6.073   5.859   5.394   4.880   4.357    3.855
104:16            6.454   6.269   6.067   5.852   5.384   4.866   4.341    3.836
104:17            6.450   6.264   6.061   5.845   5.374   4.853   4.324    3.816
104:18            6.446   6.259   6.055   5.837   5.364   4.839   4.308    3.797
104:19            6.442   6.254   6.049   5.830   5.353   4.826   4.291    3.777
104:20            6.438   6.249   6.043   5.822   5.343   4.813   4.275    3.757
104:21            6.435   6.244   6.036   5.815   5.333   4.799   4.258    3.738
--------------------------------------------------------------------------------
AVG LIFE         13.192   9.183   6.772   5.235   3.467   2.509   1.967    1.632
DURATION          7.620   5.941   4.790   3.968   2.886   2.213   1.789    1.513
FIRST PAY          4/03    4/03    4/03    4/03    4/03    4/03    4/03     4/03
LAST PAY           4/33    4/33    4/33    4/33    4/33    3/33    4/09    10/07
================================================================================

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                        5:41:19 pm March 24, 2003
Fixed Income Research     MALT0302C 30 YEAR 8.0    Marina Tukhin mtukhin@sleddog
CMOPROJ.562                                                               PAGE 1

==============================================================================================
BOND         BALANCE    COUPON   DELAY     FACTOR   INDEX     VALUE   RESET   MULTIPLIER   CAP
----------------------------------------------------------------------------------------------
3A1    58,662,000.00   7.00000      24   1.000000           -1.0000      --           --    --
==============================================================================================

================================================================================
FLOOR         CURRENT     SETTLE      DEAL    WAC      WAM    PRICING   DURATION
               COUPON       DATE                                SPEED       @ PX
--------------------------------------------------------------------------------
--             7.0000   03/31/03   30 year   7.66   358.95   100.0PPC     104:06
================================================================================

SENIOR BOND, 91.77 PERCENT OF DEAL

================================================================================
PRICE               CPR     CPR     CPR     CPR     CPR     CPR     CPR      CPR
                  10.00   25.00   30.00   35.00   40.00   45.00   50.00    70.00
--------------------------------------------------------------------------------
103:22            6.285   5.422   5.058   4.663   4.260   3.835   3.374    0.969
103:23            6.279   5.410   5.044   4.645   4.240   3.812   3.347    0.926
103:24            6.273   5.398   5.029   4.627   4.219   3.788   3.321    0.882
103:25            6.267   5.386   5.014   4.610   4.199   3.765   3.294    0.838
103:26            6.261   5.374   5.000   4.592   4.179   3.741   3.267    0.795
103:27            6.255   5.362   4.985   4.575   4.158   3.718   3.241    0.751
103:28            6.249   5.350   4.970   4.557   4.138   3.695   3.214    0.707
103:29            6.244   5.338   4.956   4.540   4.118   3.671   3.187    0.664

103:30            6.238   5.326   4.941   4.523   4.097   3.648   3.161    0.620
103:31            6.232   5.314   4.926   4.505   4.077   3.625   3.134    0.577
104:00            6.226   5.302   4.912   4.488   4.057   3.601   3.108    0.533
104:01            6.220   5.290   4.897   4.470   4.036   3.578   3.081    0.490
104:02            6.214   5.278   4.883   4.453   4.016   3.555   3.054    0.446
104:03            6.208   5.266   4.868   4.435   3.996   3.531   3.028    0.403
104:04            6.203   5.254   4.854   4.418   3.976   3.508   3.001    0.360
104:05            6.197   5.242   4.839   4.401   3.955   3.485   2.975    0.316

104:06            6.191   5.230   4.824   4.383   3.935   3.462   2.948    0.273
104:07            6.185   5.218   4.810   4.366   3.915   3.439   2.922    0.230
104:08            6.179   5.206   4.795   4.349   3.895   3.415   2.896    0.187
104:09            6.174   5.194   4.781   4.331   3.875   3.392   2.869    0.143
104:10            6.168   5.182   4.766   4.314   3.854   3.369   2.843    0.100
104:11            6.162   5.170   4.752   4.297   3.834   3.346   2.816    0.057
104:12            6.156   5.159   4.737   4.279   3.814   3.323   2.790    0.014
104:13            6.150   5.147   4.723   4.262   3.794   3.300   2.764   -0.029

104:14            6.144   5.135   4.708   4.245   3.774   3.276   2.737   -0.072
104:15            6.139   5.123   4.694   4.227   3.754   3.253   2.711   -0.115
104:16            6.133   5.111   4.680   4.210   3.733   3.230   2.685   -0.158
104:17            6.127   5.099   4.665   4.193   3.713   3.207   2.658   -0.201
104:18            6.121   5.087   4.651   4.176   3.693   3.184   2.632   -0.244
104:19            6.116   5.076   4.636   4.158   3.673   3.161   2.606   -0.287
104:20            6.110   5.064   4.622   4.141   3.653   3.138   2.579   -0.330
104:21            6.104   5.052   4.607   4.124   3.633   3.115   2.553   -0.372
--------------------------------------------------------------------------------
AVG LIFE          7.513   2.935   2.315   1.885   1.590   1.365   1.183    0.696
DURATION          5.120   2.499   2.052   1.717   1.475   1.284   1.127    0.689
FIRST PAY          4/03    4/03    4/03    4/03    4/03    4/03    4/03     4/03
LAST PAY           4/33    4/33    3/33    3/10    9/08   10/07    3/07     7/05
================================================================================

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                        5:43:51 pm March 24, 2003
Fixed Income Research     MALT0302D 30 YEAR 9.5    Marina Tukhin mtukhin@sleddog
CMOPROJ.562                                                               PAGE 1

==============================================================================================
BOND         BALANCE    COUPON   DELAY     FACTOR   INDEX     VALUE   RESET   MULTIPLIER   CAP
----------------------------------------------------------------------------------------------
4A1    33,096,000.00   6.50000      24   1.000000           -1.0000      --           --    --
==============================================================================================

================================================================================
FLOOR         CURRENT     SETTLE      DEAL    WAC      WAM    PRICING   DURATION
               COUPON       DATE                                SPEED       @ PX
--------------------------------------------------------------------------------
--             6.5000   03/31/03   30 year   7.07   270.81   100.0PPC     103:30
================================================================================

================================================================================
PRICE               PPC     PPC     PPC     PPC     PPC     PPC     PPC      PPC
                  25.00   50.00  100.00  150.00  200.00  250.00  300.00   350.00
--------------------------------------------------------------------------------
103:14            5.954   5.819   5.501   5.120   4.675   4.223   3.770    3.298
103:15            5.950   5.813   5.493   5.109   4.660   4.205   3.748    3.272
103:16            5.945   5.807   5.484   5.097   4.645   4.187   3.726    3.247
103:17            5.940   5.801   5.476   5.086   4.630   4.168   3.704    3.221
103:18            5.935   5.796   5.467   5.075   4.616   4.150   3.682    3.196
103:19            5.930   5.790   5.459   5.063   4.601   4.132   3.661    3.170
103:20            5.925   5.784   5.451   5.052   4.586   4.113   3.639    3.145
103:21            5.920   5.778   5.442   5.041   4.571   4.095   3.617    3.119

103:22            5.915   5.772   5.434   5.029   4.556   4.077   3.595    3.094
103:23            5.910   5.766   5.426   5.018   4.542   4.059   3.573    3.069
103:24            5.905   5.760   5.417   5.007   4.527   4.040   3.552    3.043
103:25            5.900   5.754   5.409   4.995   4.512   4.022   3.530    3.018
103:26            5.895   5.748   5.400   4.984   4.497   4.004   3.508    2.992
103:27            5.890   5.742   5.392   4.973   4.483   3.986   3.486    2.967
103:28            5.886   5.736   5.384   4.962   4.468   3.967   3.465    2.942
103:29            5.881   5.730   5.375   4.950   4.453   3.949   3.443    2.916

103:30            5.876   5.724   5.367   4.939   4.438   3.931   3.421    2.891
103:31            5.871   5.718   5.359   4.928   4.424   3.913   3.400    2.866
104:00            5.866   5.712   5.350   4.917   4.409   3.895   3.378    2.841
104:01            5.861   5.706   5.342   4.905   4.394   3.876   3.356    2.815
104:02            5.856   5.700   5.334   4.894   4.380   3.858   3.335    2.790
104:03            5.851   5.695   5.325   4.883   4.365   3.840   3.313    2.765
104:04            5.846   5.689   5.317   4.872   4.350   3.822   3.291    2.740
104:05            5.841   5.683   5.309   4.860   4.336   3.804   3.270    2.714

104:06            5.837   5.677   5.300   4.849   4.321   3.786   3.248    2.689
104:07            5.832   5.671   5.292   4.838   4.306   3.768   3.227    2.664
104:08            5.827   5.665   5.284   4.827   4.292   3.749   3.205    2.639
104:09            5.822   5.659   5.275   4.816   4.277   3.731   3.184    2.614
104:10            5.817   5.653   5.267   4.804   4.262   3.713   3.162    2.589
104:11            5.812   5.647   5.259   4.793   4.248   3.695   3.141    2.564
104:12            5.807   5.641   5.250   4.782   4.233   3.677   3.119    2.538
104:13            5.802   5.636   5.242   4.771   4.219   3.659   3.098    2.513
--------------------------------------------------------------------------------
AVG LIFE          8.595   6.783   4.437   3.086   2.256   1.778   1.468    1.243
DURATION          6.101   5.044   3.581   2.654   2.033   1.644   1.380    1.182
FIRST PAY          4/03    4/03    4/03    4/03    4/03    4/03    4/03     4/03
LAST PAY           2/18    2/18    2/18    2/18    2/18    9/08    6/07     9/06
================================================================================

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                        5:43:19 pm March 24, 2003
Fixed Income Research     MALT0302D 30 YEAR  9.5   Marina Tukhin mtukhin@sleddog
CMOPROJ.562                                                               PAGE 1

==============================================================================================
BOND         BALANCE    COUPON   DELAY     FACTOR   INDEX     VALUE   RESET   MULTIPLIER   CAP
----------------------------------------------------------------------------------------------
4A1    33,096,000.00   6.50000      24   1.000000           -1.0000      --           --    --
==============================================================================================

================================================================================
FLOOR         CURRENT     SETTLE      DEAL    WAC      WAM    PRICING   DURATION
               COUPON       DATE                                SPEED       @ PX
--------------------------------------------------------------------------------
--             6.5000   03/31/03   30 year   7.07   270.81   100.0PPC     103:30
================================================================================

================================================================================
PRICE               CPR     CPR     CPR     CPR     CPR     CPR     CPR      CPR
                  10.00   25.00   30.00   35.00   40.00   45.00   50.00    70.00
--------------------------------------------------------------------------------
103:14            5.722   4.937   4.592   4.224   3.845   3.441   3.002    0.709
103:15            5.715   4.924   4.577   4.206   3.823   3.416   2.974    0.664
103:16            5.708   4.912   4.561   4.188   3.802   3.392   2.946    0.619
103:17            5.702   4.899   4.546   4.170   3.781   3.368   2.919    0.574
103:18            5.695   4.886   4.530   4.151   3.760   3.344   2.891    0.529
103:19            5.688   4.873   4.515   4.133   3.739   3.319   2.863    0.484
103:20            5.681   4.861   4.500   4.115   3.717   3.295   2.836    0.439
103:21            5.675   4.848   4.484   4.097   3.696   3.271   2.808    0.394

103:22            5.668   4.835   4.469   4.078   3.675   3.247   2.781    0.349
103:23            5.661   4.823   4.454   4.060   3.654   3.222   2.753    0.304
103:24            5.655   4.810   4.438   4.042   3.633   3.198   2.726    0.259
103:25            5.648   4.797   4.423   4.024   3.612   3.174   2.698    0.214
103:26            5.641   4.784   4.408   4.006   3.591   3.150   2.671    0.170
103:27            5.635   4.772   4.392   3.988   3.570   3.126   2.643    0.125
103:28            5.628   4.759   4.377   3.969   3.549   3.102   2.616    0.080
103:29            5.621   4.747   4.362   3.951   3.528   3.078   2.588    0.035

103:30            5.615   4.734   4.346   3.933   3.507   3.054   2.561   -0.009
103:31            5.608   4.721   4.331   3.915   3.486   3.029   2.533   -0.054
104:00            5.601   4.709   4.316   3.897   3.465   3.005   2.506   -0.098
104:01            5.595   4.696   4.301   3.879   3.444   2.981   2.479   -0.143
104:02            5.588   4.683   4.285   3.861   3.423   2.957   2.451   -0.188
104:03            5.581   4.671   4.270   3.843   3.402   2.933   2.424   -0.232
104:04            5.575   4.658   4.255   3.825   3.381   2.909   2.397   -0.277
104:05            5.568   4.646   4.240   3.807   3.360   2.885   2.369   -0.321

104:06            5.561   4.633   4.224   3.789   3.339   2.861   2.342   -0.365
104:07            5.555   4.620   4.209   3.771   3.318   2.837   2.315   -0.410
104:08            5.548   4.608   4.194   3.753   3.297   2.813   2.288   -0.454
104:09            5.541   4.595   4.179   3.735   3.276   2.790   2.260   -0.498
104:10            5.535   4.583   4.164   3.717   3.256   2.766   2.233   -0.543
104:11            5.528   4.570   4.148   3.699   3.235   2.742   2.206   -0.587
104:12            5.522   4.558   4.133   3.681   3.214   2.718   2.179   -0.631
104:13            5.515   4.545   4.118   3.663   3.193   2.694   2.152   -0.675
--------------------------------------------------------------------------------
AVG LIFE          5.885   2.709   2.169   1.791   1.520   1.310   1.138    0.674
DURATION          4.486   2.367   1.956   1.651   1.424   1.242   1.091    0.670
FIRST PAY          4/03    4/03    4/03    4/03    4/03    4/03    4/03     4/03
LAST PAY           2/18    2/18    2/18    9/09    4/08    7/07   12/06     5/05
================================================================================

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                        5:44:38 pm March 24, 2003
Fixed Income Research     MALT0302E 30 YEAR 5.4    Marina Tukhin mtukhin@sleddog
CMOPROJ.562                                                               PAGE 1

==============================================================================================
BOND         BALANCE    COUPON   DELAY     FACTOR   INDEX     VALUE   RESET   MULTIPLIER   CAP
----------------------------------------------------------------------------------------------
5A1    10,688,000.00   5.50000      24   1.000000           -1.0000      --           --    --
==============================================================================================

================================================================================
FLOOR         CURRENT     SETTLE      DEAL    WAC      WAM    PRICING   DURATION
               COUPON       DATE                                SPEED       @ PX
--------------------------------------------------------------------------------
--             5.5000   03/31/03   30 year   6.24   177.62   100.0PPC     102:23
================================================================================

SENIOR BOND, 98.29 PERCENT OF DEAL

================================================================================
PRICE               PPC     PPC     PPC     PPC     PPC     PPC     PPC      PPC
                  25.00   50.00  100.00  150.00  200.00  250.00  300.00   350.00
--------------------------------------------------------------------------------
102:07            5.078   4.985   4.773   4.530   4.262   3.968   3.650    3.311
102:08            5.072   4.978   4.763   4.518   4.247   3.949   3.627    3.285
102:09            5.066   4.971   4.754   4.506   4.231   3.931   3.605    3.259
102:10            5.061   4.964   4.745   4.494   4.216   3.912   3.583    3.232
102:11            5.055   4.957   4.735   4.482   4.201   3.893   3.560    3.206
102:12            5.049   4.951   4.726   4.470   4.186   3.875   3.538    3.180
102:13            5.044   4.944   4.717   4.458   4.171   3.856   3.516    3.153
102:14            5.038   4.937   4.708   4.446   4.155   3.837   3.493    3.127

102:15            5.032   4.930   4.698   4.434   4.140   3.819   3.471    3.101
102:16            5.027   4.924   4.689   4.422   4.125   3.800   3.449    3.074
102:17            5.021   4.917   4.680   4.410   4.110   3.782   3.426    3.048
102:18            5.015   4.910   4.671   4.398   4.095   3.763   3.404    3.022
102:19            5.009   4.903   4.662   4.386   4.080   3.744   3.382    2.996
102:20            5.004   4.896   4.652   4.374   4.064   3.726   3.359    2.970
102:21            4.998   4.890   4.643   4.362   4.049   3.707   3.337    2.943
102:22            4.992   4.883   4.634   4.350   4.034   3.689   3.315    2.917

102:23            4.987   4.876   4.625   4.338   4.019   3.670   3.293    2.891
102:24            4.981   4.870   4.616   4.326   4.004   3.652   3.271    2.865
102:25            4.975   4.863   4.606   4.314   3.989   3.633   3.248    2.839
102:26            4.970   4.856   4.597   4.302   3.974   3.615   3.226    2.813
102:27            4.964   4.849   4.588   4.290   3.959   3.596   3.204    2.787
102:28            4.958   4.843   4.579   4.278   3.944   3.578   3.182    2.761
102:29            4.953   4.836   4.570   4.266   3.929   3.559   3.160    2.735
102:30            4.947   4.829   4.561   4.254   3.914   3.541   3.138    2.709

102:31            4.942   4.822   4.551   4.242   3.899   3.522   3.116    2.683
103:00            4.936   4.816   4.542   4.230   3.884   3.504   3.093    2.657
103:01            4.930   4.809   4.533   4.218   3.869   3.486   3.071    2.631
103:02            4.925   4.802   4.524   4.206   3.854   3.467   3.049    2.605
103:03            4.919   4.796   4.515   4.194   3.839   3.449   3.027    2.579
103:04            4.913   4.789   4.506   4.182   3.824   3.431   3.005    2.553
103:05            4.908   4.782   4.497   4.170   3.809   3.412   2.983    2.527
103:06            4.902   4.775   4.487   4.159   3.794   3.394   2.961    2.501
--------------------------------------------------------------------------------
AVG LIFE          6.855   5.586   3.887   2.862   2.206   1.761   1.445    1.214
DURATION          5.342   4.490   3.294   2.526   2.006   1.636   1.364    1.159
FIRST PAY          4/03    4/03    4/03    4/03    4/03    4/03    4/03     4/03
LAST PAY           1/18    1/18    1/18    1/18    1/18    1/18    8/09    12/07
================================================================================

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                        5:45:03 pm March 24, 2003
Fixed Income Research     MALT0302E 30 YEAR 5.4    Marina Tukhin mtukhin@sleddog
CMOPROJ.562                                                               PAGE 1

==============================================================================================
BOND         BALANCE    COUPON   DELAY     FACTOR   INDEX     VALUE   RESET   MULTIPLIER   CAP
----------------------------------------------------------------------------------------------
5A1    10,688,000.00   5.50000      24   1.000000           -1.0000      --           --    --
==============================================================================================

================================================================================
FLOOR         CURRENT     SETTLE      DEAL    WAC      WAM    PRICING   DURATION
               COUPON       DATE                                SPEED       @ PX
--------------------------------------------------------------------------------
--             5.5000   03/31/03   30 year   6.24   177.62   100.0PPC     102:23
================================================================================

SENIOR BOND, 98.29 PERCENT OF DEAL

================================================================================
PRICE               CPR     CPR     CPR     CPR     CPR     CPR     CPR      CPR
                  25.00   30.00   35.00   40.00   45.00   50.00   55.00    70.00
--------------------------------------------------------------------------------
102:07            4.517   4.343   4.153   3.945   3.716   3.465   3.191    2.158
102:08            4.505   4.329   4.137   3.926   3.695   3.440   3.163    2.118
102:09            4.492   4.315   4.120   3.907   3.673   3.416   3.135    2.079
102:10            4.480   4.300   4.104   3.888   3.651   3.392   3.108    2.039
102:11            4.468   4.286   4.087   3.869   3.630   3.367   3.080    2.000
102:12            4.456   4.272   4.071   3.851   3.608   3.343   3.052    1.960
102:13            4.443   4.258   4.055   3.832   3.587   3.318   3.025    1.921
102:14            4.431   4.244   4.038   3.813   3.565   3.294   2.997    1.881

102:15            4.419   4.229   4.022   3.794   3.544   3.269   2.970    1.842
102:16            4.407   4.215   4.005   3.775   3.523   3.245   2.942    1.802
102:17            4.395   4.201   3.989   3.757   3.501   3.221   2.915    1.763
102:18            4.383   4.187   3.973   3.738   3.480   3.196   2.887    1.724
102:19            4.370   4.173   3.956   3.719   3.458   3.172   2.860    1.684
102:20            4.358   4.158   3.940   3.700   3.437   3.148   2.832    1.645
102:21            4.346   4.144   3.924   3.682   3.415   3.124   2.805    1.606
102:22            4.334   4.130   3.907   3.663   3.394   3.099   2.777    1.567

102:23            4.322   4.116   3.891   3.644   3.373   3.075   2.750    1.527
102:24            4.310   4.102   3.875   3.625   3.351   3.051   2.723    1.488
102:25            4.298   4.088   3.858   3.607   3.330   3.027   2.695    1.449
102:26            4.285   4.074   3.842   3.588   3.309   3.002   2.668    1.410
102:27            4.273   4.060   3.826   3.569   3.287   2.978   2.641    1.371
102:28            4.261   4.046   3.809   3.551   3.266   2.954   2.613    1.332
102:29            4.249   4.032   3.793   3.532   3.245   2.930   2.586    1.293
102:30            4.237   4.017   3.777   3.513   3.224   2.906   2.559    1.254

102:31            4.225   4.003   3.761   3.495   3.202   2.882   2.531    1.215
103:00            4.213   3.989   3.745   3.476   3.181   2.858   2.504    1.176
103:01            4.201   3.975   3.728   3.458   3.160   2.834   2.477    1.137
103:02            4.189   3.961   3.712   3.439   3.139   2.809   2.450    1.098
103:03            4.177   3.947   3.696   3.421   3.118   2.785   2.423    1.059
103:04            4.165   3.933   3.680   3.402   3.096   2.761   2.396    1.021
103:05            4.153   3.919   3.664   3.383   3.075   2.737   2.368    0.982
103:06            4.141   3.905   3.647   3.365   3.054   2.713   2.341    0.943
--------------------------------------------------------------------------------
AVG LIFE          2.839   2.389   2.033   1.747   1.512   1.317   1.155    0.788
DURATION          2.498   2.145   1.857   1.619   1.419   1.250   1.106    0.773
FIRST PAY          4/03    4/03    4/03    4/03    4/03    4/03    4/03     4/03
LAST PAY           1/18    1/18    1/18    1/18    1/18    4/10   12/08    11/06
================================================================================

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                        5:47:48 pm March 24, 2003
Fixed Income Research     MALT0302F 30 YEAR 5.9    Marina Tukhin mtukhin@sleddog
CMOPROJ.562                                                               PAGE 1

==============================================================================================
BOND         BALANCE    COUPON   DELAY     FACTOR   INDEX     VALUE   RESET   MULTIPLIER   CAP
----------------------------------------------------------------------------------------------
6A1    31,362,000.00   6.00000      24   1.000000           -1.0000      --           --    --
==============================================================================================

================================================================================
FLOOR         CURRENT     SETTLE      DEAL    WAC      WAM    PRICING   DURATION
               COUPON       DATE                                SPEED       @ PX
--------------------------------------------------------------------------------
--             6.0000   03/31/03   30 year   6.70   358.00   100.0PPC     103:00
================================================================================

SENIOR BOND, 94.03 PERCENT OF DEAL

================================================================================
PRICE               PPC     PPC     PPC     PPC     PPC     PPC     PPC      PPC
                  25.00   50.00   55.00  100.00  150.00  200.00  250.00   300.00
--------------------------------------------------------------------------------
102:16            5.709   5.598   5.575   5.346   5.059   4.737   4.398    4.063
102:17            5.705   5.593   5.569   5.338   5.048   4.723   4.381    4.042
102:18            5.701   5.588   5.564   5.331   5.038   4.710   4.363    4.021
102:19            5.697   5.583   5.559   5.323   5.027   4.696   4.346    4.000
102:20            5.693   5.578   5.554   5.316   5.017   4.682   4.328    3.979
102:21            5.690   5.573   5.549   5.308   5.006   4.668   4.311    3.958
102:22            5.686   5.568   5.543   5.301   4.996   4.654   4.293    3.938
102:23            5.682   5.563   5.538   5.293   4.985   4.640   4.276    3.917

102:24            5.678   5.558   5.533   5.285   4.975   4.626   4.258    3.896
102:25            5.674   5.553   5.528   5.278   4.964   4.612   4.241    3.875
102:26            5.670   5.549   5.523   5.270   4.954   4.598   4.224    3.854
102:27            5.667   5.544   5.517   5.263   4.943   4.584   4.206    3.833
102:28            5.663   5.539   5.512   5.255   4.933   4.571   4.189    3.812
102:29            5.659   5.534   5.507   5.248   4.922   4.557   4.171    3.791
102:30            5.655   5.529   5.502   5.240   4.911   4.543   4.154    3.771
102:31            5.651   5.524   5.497   5.233   4.901   4.529   4.137    3.750

103:00            5.648   5.519   5.492   5.225   4.891   4.515   4.119    3.729
103:01            5.644   5.514   5.486   5.218   4.880   4.501   4.102    3.708
103:02            5.640   5.509   5.481   5.210   4.870   4.488   4.085    3.687
103:03            5.636   5.504   5.476   5.203   4.859   4.474   4.067    3.667
103:04            5.632   5.499   5.471   5.195   4.849   4.460   4.050    3.646
103:05            5.629   5.494   5.466   5.188   4.838   4.446   4.033    3.625
103:06            5.625   5.489   5.461   5.180   4.828   4.432   4.015    3.604
103:07            5.621   5.484   5.455   5.173   4.817   4.419   3.998    3.584

103:08            5.617   5.480   5.450   5.165   4.807   4.405   3.981    3.563
103:09            5.614   5.475   5.445   5.158   4.796   4.391   3.964    3.542
103:10            5.610   5.470   5.440   5.150   4.786   4.377   3.946    3.521
103:11            5.606   5.465   5.435   5.143   4.776   4.364   3.929    3.501
103:12            5.602   5.460   5.430   5.135   4.765   4.350   3.912    3.480
103:13            5.598   5.455   5.425   5.128   4.755   4.336   3.895    3.459
103:14            5.595   5.450   5.419   5.120   4.744   4.323   3.877    3.439
103:15            5.591   5.445   5.414   5.113   4.734   4.309   3.860    3.418
--------------------------------------------------------------------------------
AVG LIFE         12.840   8.971   8.410   5.130   3.392   2.446   1.892    1.551
DURATION          7.948   6.122   5.837   4.014   2.880   2.184   1.740    1.451
FIRST PAY          4/03    4/03    4/03    4/03    4/03    4/03    4/03     4/03
LAST PAY           1/33    1/33    1/33    1/33    1/33    1/33    7/09    12/07
================================================================================

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                        5:47:12 pm March 24, 2003
Fixed Income Research     MALT0302F 30 YEAR 5.9    Marina Tukhin mtukhin@sleddog
CMOPROJ.562                                                               PAGE 1


==============================================================================================
BOND         BALANCE    COUPON   DELAY     FACTOR   INDEX     VALUE   RESET   MULTIPLIER   CAP
----------------------------------------------------------------------------------------------
6A1    31,362,000.00   6.00000      24   1.000000           -1.0000      --           --    --
==============================================================================================

================================================================================
FLOOR         CURRENT     SETTLE      DEAL    WAC      WAM    PRICING   DURATION
               COUPON       DATE                                SPEED       @ PX
--------------------------------------------------------------------------------
--             6.0000   03/31/03   30 year   6.70   358.00   100.0PPC     103:00
================================================================================

SENIOR BOND, 94.03 PERCENT OF DEAL

================================================================================
PRICE               CPR     CPR     CPR     CPR     CPR     CPR     CPR      CPR
                  25.00   30.00   35.00   40.00   45.00   50.00   55.00    70.00
--------------------------------------------------------------------------------
102:16            4.931   4.685   4.411   4.131   3.836   3.518   3.168    1.851
102:17            4.919   4.670   4.393   4.111   3.813   3.491   3.138    1.807
102:18            4.908   4.656   4.376   4.091   3.790   3.465   3.108    1.763
102:19            4.896   4.641   4.359   4.071   3.767   3.438   3.078    1.720
102:20            4.884   4.627   4.341   4.051   3.743   3.411   3.047    1.676
102:21            4.872   4.612   4.324   4.030   3.720   3.385   3.017    1.632
102:22            4.860   4.598   4.307   4.010   3.697   3.358   2.987    1.589
102:23            4.848   4.584   4.290   3.990   3.674   3.332   2.957    1.545

102:24            4.836   4.569   4.272   3.970   3.651   3.306   2.927    1.502
102:25            4.825   4.555   4.255   3.950   3.627   3.279   2.897    1.458
102:26            4.813   4.540   4.238   3.930   3.604   3.253   2.867    1.415
102:27            4.801   4.526   4.221   3.910   3.581   3.226   2.837    1.371
102:28            4.789   4.512   4.204   3.890   3.558   3.200   2.807    1.328
102:29            4.777   4.497   4.186   3.869   3.535   3.174   2.777    1.285
102:30            4.766   4.483   4.169   3.849   3.512   3.147   2.747    1.241
102:31            4.754   4.469   4.152   3.829   3.489   3.121   2.717    1.198

103:00            4.742   4.454   4.135   3.809   3.466   3.095   2.687    1.155
103:01            4.730   4.440   4.118   3.789   3.443   3.068   2.658    1.112
103:02            4.718   4.426   4.101   3.769   3.420   3.042   2.628    1.068
103:03            4.707   4.412   4.083   3.749   3.397   3.016   2.598    1.025
103:04            4.695   4.397   4.066   3.729   3.374   2.989   2.568    0.982
103:05            4.683   4.383   4.049   3.709   3.351   2.963   2.538    0.939
103:06            4.671   4.369   4.032   3.689   3.328   2.937   2.509    0.896
103:07            4.660   4.354   4.015   3.669   3.305   2.911   2.479    0.853

103:08            4.648   4.340   3.998   3.649   3.282   2.885   2.449    0.810
103:09            4.636   4.326   3.981   3.630   3.259   2.858   2.419    0.767
103:10            4.625   4.312   3.964   3.610   3.236   2.832   2.390    0.724
103:11            4.613   4.297   3.947   3.590   3.213   2.806   2.360    0.681
103:12            4.601   4.283   3.930   3.570   3.190   2.780   2.330    0.638
103:13            4.590   4.269   3.913   3.550   3.167   2.754   2.301    0.595
103:14            4.578   4.255   3.896   3.530   3.144   2.728   2.271    0.552
103:15            4.566   4.241   3.879   3.510   3.122   2.702   2.241    0.509
--------------------------------------------------------------------------------
AVG LIFE          2.975   2.364   1.923   1.621   1.391   1.206   1.052    0.710
DURATION          2.565   2.109   1.760   1.507   1.310   1.148   1.011    0.698
FIRST PAY          4/03    4/03    4/03    4/03    4/03    4/03    4/03     4/03
LAST PAY           1/33    1/33    1/11    1/09    1/08    5/07   10/06     8/05
================================================================================

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                        5:53:41 pm March 24, 2003
Fixed Income Research    MALT0302F UP 30 YEAR 8.8  Marina Tukhin mtukhin@sleddog
CMOPROJ.562                                                               PAGE 1

==============================================================================================
BOND         BALANCE    COUPON   DELAY     FACTOR   INDEX     VALUE   RESET   MULTIPLIER   CAP
----------------------------------------------------------------------------------------------
6A2     7,897,000.00   6.00000      24   1.000000           -1.0000      --           --    --
==============================================================================================

================================================================================
FLOOR         CURRENT     SETTLE      DEAL    WAC      WAM    PRICING   DURATION
               COUPON       DATE                                SPEED       @ PX
--------------------------------------------------------------------------------
--             6.0000   03/31/03   30 year   7.19   357.99   100.0PPC     104:00
================================================================================

================================================================================
PRICE               PPC     PPC     PPC     PPC     PPC     PPC     PPC      PPC
                  25.00   50.00   55.00  100.00  150.00  200.00  250.00   300.00
--------------------------------------------------------------------------------
103:16            5.219   4.710   4.608   3.713   2.766   1.860   0.992    0.148
103:17            5.213   4.699   4.596   3.695   2.740   1.827   0.953    0.102
103:18            5.206   4.689   4.585   3.677   2.714   1.795   0.914    0.057
103:19            5.199   4.678   4.574   3.658   2.689   1.762   0.875    0.012
103:20            5.193   4.668   4.562   3.640   2.663   1.730   0.836   -0.034
103:21            5.186   4.657   4.551   3.622   2.638   1.698   0.797   -0.079
103:22            5.180   4.647   4.540   3.604   2.612   1.665   0.758   -0.125
103:23            5.173   4.636   4.528   3.585   2.587   1.633   0.719   -0.170

103:24            5.166   4.625   4.517   3.567   2.562   1.600   0.680   -0.215
103:25            5.160   4.615   4.506   3.549   2.536   1.568   0.641   -0.260
103:26            5.153   4.604   4.494   3.531   2.511   1.536   0.602   -0.306
103:27            5.147   4.594   4.483   3.513   2.485   1.503   0.563   -0.351
103:28            5.140   4.583   4.472   3.495   2.460   1.471   0.524   -0.396
103:29            5.133   4.573   4.461   3.476   2.435   1.439   0.486   -0.441
103:30            5.127   4.562   4.449   3.458   2.409   1.407   0.447   -0.486
103:31            5.120   4.552   4.438   3.440   2.384   1.374   0.408   -0.532

104:00            5.114   4.541   4.427   3.422   2.358   1.342   0.369   -0.577
104:01            5.107   4.531   4.415   3.404   2.333   1.310   0.331   -0.622
104:02            5.100   4.520   4.404   3.386   2.308   1.278   0.292   -0.667
104:03            5.094   4.510   4.393   3.368   2.283   1.246   0.253   -0.712
104:04            5.087   4.500   4.382   3.350   2.257   1.214   0.214   -0.757
104:05            5.081   4.489   4.370   3.332   2.232   1.181   0.176   -0.802
104:06            5.074   4.479   4.359   3.313   2.207   1.149   0.137   -0.846
104:07            5.068   4.468   4.348   3.295   2.181   1.117   0.099   -0.891

104:08            5.061   4.458   4.337   3.277   2.156   1.085   0.060   -0.936
104:09            5.055   4.447   4.326   3.259   2.131   1.053   0.021   -0.981
104:10            5.048   4.437   4.314   3.241   2.106   1.021  -0.017   -1.026
104:11            5.041   4.426   4.303   3.223   2.081   0.989  -0.056   -1.071
104:12            5.035   4.416   4.292   3.205   2.055   0.957  -0.094   -1.115
104:13            5.028   4.406   4.281   3.187   2.030   0.925  -0.133   -1.160
104:14            5.022   4.395   4.270   3.169   2.005   0.893  -0.171   -1.205
104:15            5.015   4.385   4.258   3.151   1.980   0.861  -0.209   -1.250
--------------------------------------------------------------------------------
AVG LIFE          5.674   3.246   2.990   1.767   1.233   0.956   0.786    0.670
DURATION          4.549   2.852   2.654   1.651   1.180   0.929   0.772    0.664
FIRST PAY          4/03    4/03    4/03    4/03    4/03    4/03    4/03     4/03
LAST PAY           7/15    4/10    9/09   11/06    9/05    2/05    9/04     6/04
================================================================================

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                        5:54:19 pm March 24, 2003
Fixed Income Research   MALT0302F UP 30 YEAR 8.8   Marina Tukhin mtukhin@sleddog
CMOPROJ.562                                                              PAGE 1

==============================================================================================
BOND         BALANCE    COUPON   DELAY     FACTOR   INDEX     VALUE   RESET   MULTIPLIER   CAP
----------------------------------------------------------------------------------------------
6A2     7,897,000.00   6.00000      24   1.000000           -1.0000      --           --    --
==============================================================================================

================================================================================
FLOOR         CURRENT     SETTLE      DEAL    WAC      WAM    PRICING   DURATION
               COUPON       DATE                                SPEED       @ PX
--------------------------------------------------------------------------------
--             6.0000   03/31/03   30 year   7.19   357.99   100.0PPC     104:00
================================================================================

================================================================================
PRICE               CPR     CPR     CPR     CPR     CPR     CPR     CPR      CPR
                  25.00   30.00   35.00   40.00   45.00   50.00   55.00    70.00
--------------------------------------------------------------------------------
103:16            2.326   1.529   0.688  -0.205  -1.163  -2.183  -3.280   -7.317
103:17            2.297   1.494   0.646  -0.253  -1.218  -2.246  -3.351   -7.418
103:18            2.268   1.459   0.605  -0.301  -1.273  -2.309  -3.422   -7.518
103:19            2.239   1.424   0.564  -0.349  -1.328  -2.372  -3.493   -7.619
103:20            2.210   1.390   0.523  -0.397  -1.383  -2.434  -3.563   -7.719
103:21            2.182   1.355   0.482  -0.445  -1.439  -2.497  -3.634   -7.820
103:22            2.153   1.320   0.440  -0.493  -1.494  -2.560  -3.705   -7.920
103:23            2.124   1.285   0.399  -0.541  -1.549  -2.622  -3.776   -8.020

103:24            2.095   1.250   0.358  -0.589  -1.604  -2.685  -3.846   -8.120
103:25            2.067   1.216   0.317  -0.636  -1.658  -2.747  -3.917   -8.220
103:26            2.038   1.181   0.276  -0.684  -1.713  -2.810  -3.987   -8.320
103:27            2.009   1.146   0.235  -0.732  -1.768  -2.872  -4.058   -8.419
103:28            1.981   1.112   0.194  -0.780  -1.823  -2.935  -4.128   -8.519
103:29            1.952   1.077   0.153  -0.827  -1.878  -2.997  -4.199   -8.619
103:30            1.923   1.042   0.112  -0.875  -1.933  -3.059  -4.269   -8.718
103:31            1.895   1.008   0.071  -0.922  -1.987  -3.121  -4.339   -8.817

104:00            1.866   0.973   0.030  -0.970  -2.042  -3.184  -4.409   -8.917
104:01            1.838   0.939  -0.011  -1.017  -2.096  -3.246  -4.479   -9.016
104:02            1.809   0.904  -0.052  -1.065  -2.151  -3.308  -4.550   -9.115
104:03            1.780   0.869  -0.092  -1.112  -2.206  -3.370  -4.620   -9.214
104:04            1.752   0.835  -0.133  -1.160  -2.260  -3.432  -4.690   -9.313
104:05            1.723   0.800  -0.174  -1.207  -2.315  -3.494  -4.759   -9.412
104:06            1.695   0.766  -0.215  -1.255  -2.369  -3.556  -4.829   -9.510
104:07            1.666   0.732  -0.255  -1.302  -2.423  -3.618  -4.899   -9.609

104:08            1.638   0.697  -0.296  -1.349  -2.478  -3.679  -4.969   -9.708
104:09            1.609   0.663  -0.337  -1.397  -2.532  -3.741  -5.039   -9.806
104:10            1.581   0.628  -0.377  -1.444  -2.586  -3.803  -5.108   -9.904
104:11            1.553   0.594  -0.418  -1.491  -2.641  -3.865  -5.178  -10.003
104:12            1.524   0.560  -0.459  -1.538  -2.695  -3.926  -5.247  -10.101
104:13            1.496   0.525  -0.499  -1.585  -2.749  -3.988  -5.317  -10.199
104:14            1.467   0.491  -0.540  -1.633  -2.803  -4.049  -5.386  -10.297
104:15            1.439   0.457  -0.580  -1.680  -2.857  -4.111  -5.456  -10.395
--------------------------------------------------------------------------------
AVG LIFE          1.082   0.884   0.740   0.631   0.544   0.474   0.417    0.287
DURATION          1.046   0.865   0.731   0.629   0.547   0.481   0.426    0.301
FIRST PAY          4/03    4/03    4/03    4/03    4/03    4/03    4/03     4/03
LAST PAY           8/05    3/05   11/04    8/04    6/04    4/04    2/04    11/03
================================================================================

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                        5:53:41 pm March 24, 2003
Fixed Income Research   MALT0302F UP 30 YEAR 8.8   Marina Tukhin mtukhin@sleddog
CMOPROJ.562                                                               PAGE 2

==============================================================================================
BOND         BALANCE    COUPON   DELAY     FACTOR   INDEX     VALUE   RESET   MULTIPLIER   CAP
----------------------------------------------------------------------------------------------
6A3     3,973,000.00   6.00000      24   1.000000           -1.0000      --           --    --
==============================================================================================

================================================================================
FLOOR         CURRENT     SETTLE      DEAL    WAC      WAM    PRICING   DURATION
               COUPON       DATE                                SPEED       @ PX
--------------------------------------------------------------------------------
--             6.0000   03/31/03   30 year   7.19   357.99   100.0PPC     103:07
================================================================================

================================================================================
PRICE               PPC     PPC     PPC     PPC     PPC     PPC     PPC      PPC
                  25.00   50.00   55.00  100.00  150.00  200.00  250.00   300.00
--------------------------------------------------------------------------------
102:23            5.776   5.663   5.637   5.373   5.065   4.747   4.412    4.062
102:24            5.773   5.659   5.633   5.366   5.056   4.734   4.396    4.042
102:25            5.770   5.655   5.628   5.359   5.046   4.721   4.380    4.022
102:26            5.767   5.651   5.624   5.352   5.036   4.708   4.363    4.003
102:27            5.764   5.647   5.620   5.345   5.026   4.695   4.347    3.983
102:28            5.761   5.643   5.615   5.339   5.016   4.682   4.331    3.964
102:29            5.758   5.639   5.611   5.332   5.006   4.669   4.315    3.944
102:30            5.756   5.635   5.607   5.325   4.996   4.656   4.299    3.924

102:31            5.753   5.631   5.603   5.318   4.987   4.643   4.282    3.905
103:00            5.750   5.627   5.598   5.311   4.977   4.630   4.266    3.885
103:01            5.747   5.623   5.594   5.304   4.967   4.618   4.250    3.866
103:02            5.744   5.619   5.590   5.297   4.957   4.605   4.234    3.846
103:03            5.741   5.615   5.586   5.291   4.947   4.592   4.218    3.827
103:04            5.738   5.611   5.581   5.284   4.937   4.579   4.201    3.807
103:05            5.735   5.607   5.577   5.277   4.928   4.566   4.185    3.787
103:06            5.732   5.603   5.573   5.270   4.918   4.553   4.169    3.768

103:07            5.729   5.599   5.569   5.263   4.908   4.540   4.153    3.748
103:08            5.726   5.595   5.564   5.256   4.898   4.527   4.137    3.729
103:09            5.724   5.591   5.560   5.250   4.888   4.514   4.121    3.709
103:10            5.721   5.587   5.556   5.243   4.879   4.501   4.105    3.690
103:11            5.718   5.583   5.552   5.236   4.869   4.489   4.089    3.670
103:12            5.715   5.579   5.547   5.229   4.859   4.476   4.072    3.651
103:13            5.712   5.575   5.543   5.222   4.849   4.463   4.056    3.631
103:14            5.709   5.571   5.539   5.216   4.839   4.450   4.040    3.612

103:15            5.706   5.567   5.535   5.209   4.830   4.437   4.024    3.592
103:16            5.703   5.563   5.530   5.202   4.820   4.424   4.008    3.573
103:17            5.700   5.559   5.526   5.195   4.810   4.411   3.992    3.554
103:18            5.697   5.555   5.522   5.188   4.800   4.398   3.976    3.534
103:19            5.695   5.551   5.518   5.182   4.790   4.386   3.960    3.515
103:20            5.692   5.547   5.513   5.175   4.781   4.373   3.944    3.495
103:21            5.689   5.543   5.509   5.168   4.771   4.360   3.928    3.476
103:22            5.686   5.539   5.505   5.161   4.761   4.347   3.912    3.456
--------------------------------------------------------------------------------
AVG LIFE         16.848  10.399   9.547   5.275   3.477   2.572   2.018    1.647
DURATION         10.379   7.532   7.075   4.413   3.070   2.336   1.867    1.544
FIRST PAY          7/15    4/10    9/09   11/06    9/05    2/05    9/04     6/04
LAST PAY           2/25    1/18   11/16    9/10   12/07    9/06   12/05     5/05
================================================================================

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                        5:54:19 pm March 24, 2003
Fixed Income Research   MALT0302F UP 30 YEAR 8.8   Marina Tukhin mtukhin@sleddog
CMOPROJ.562                                                               PAGE 2

==============================================================================================
BOND         BALANCE    COUPON   DELAY     FACTOR   INDEX     VALUE   RESET   MULTIPLIER   CAP
----------------------------------------------------------------------------------------------
6A3     3,973,000.00   6.00000      24   1.000000           -1.0000      --           --    --
==============================================================================================

================================================================================
FLOOR         CURRENT     SETTLE      DEAL    WAC      WAM    PRICING   DURATION
               COUPON       DATE                                SPEED       @ PX
--------------------------------------------------------------------------------
--             6.0000   03/31/03   30 year   7.19   357.99   100.0PPC     103:07
================================================================================

================================================================================
PRICE               CPR     CPR     CPR     CPR     CPR     CPR     CPR      CPR
                  25.00   30.00   35.00   40.00   45.00   50.00   55.00    70.00
--------------------------------------------------------------------------------
102:23            5.072   4.866   4.645   4.407   4.151   3.871   3.562    2.404
102:24            5.062   4.854   4.631   4.391   4.132   3.849   3.538    2.369
102:25            5.052   4.842   4.617   4.375   4.114   3.828   3.513    2.333
102:26            5.042   4.830   4.603   4.358   4.095   3.806   3.489    2.297
102:27            5.032   4.818   4.589   4.342   4.076   3.785   3.465    2.262
102:28            5.023   4.807   4.575   4.326   4.057   3.764   3.440    2.226
102:29            5.013   4.795   4.561   4.310   4.039   3.742   3.416    2.191
102:30            5.003   4.783   4.547   4.293   4.020   3.721   3.391    2.155

102:31            4.993   4.771   4.533   4.277   4.001   3.699   3.367    2.120
103:00            4.983   4.759   4.519   4.261   3.982   3.678   3.342    2.084
103:01            4.974   4.748   4.505   4.245   3.964   3.656   3.318    2.049
103:02            4.964   4.736   4.491   4.228   3.945   3.635   3.294    2.013
103:03            4.954   4.724   4.477   4.212   3.926   3.614   3.269    1.978
103:04            4.944   4.712   4.464   4.196   3.908   3.592   3.245    1.942
103:05            4.935   4.701   4.450   4.180   3.889   3.571   3.221    1.907
103:06            4.925   4.689   4.436   4.164   3.870   3.550   3.196    1.871

103:07            4.915   4.677   4.422   4.147   3.852   3.528   3.172    1.836
103:08            4.905   4.665   4.408   4.131   3.833   3.507   3.148    1.800
103:09            4.896   4.654   4.394   4.115   3.814   3.485   3.123    1.765
103:10            4.886   4.642   4.380   4.099   3.796   3.464   3.099    1.730
103:11            4.876   4.630   4.366   4.083   3.777   3.443   3.075    1.694
103:12            4.866   4.618   4.353   4.067   3.758   3.422   3.051    1.659
103:13            4.857   4.607   4.339   4.050   3.740   3.400   3.026    1.624
103:14            4.847   4.595   4.325   4.034   3.721   3.379   3.002    1.588

103:15            4.837   4.583   4.311   4.018   3.703   3.358   2.978    1.553
103:16            4.828   4.571   4.297   4.002   3.684   3.336   2.954    1.518
103:17            4.818   4.560   4.283   3.986   3.666   3.315   2.929    1.483
103:18            4.808   4.548   4.269   3.970   3.647   3.294   2.905    1.448
103:19            4.798   4.536   4.256   3.954   3.628   3.273   2.881    1.412
103:20            4.789   4.525   4.242   3.938   3.610   3.251   2.857    1.377
103:21            4.779   4.513   4.228   3.922   3.591   3.230   2.833    1.342
103:22            4.769   4.501   4.214   3.905   3.573   3.209   2.808    1.307
--------------------------------------------------------------------------------
AVG LIFE          3.503   2.849   2.374   2.013   1.729   1.498   1.305    0.880
DURATION          3.090   2.564   2.170   1.862   1.615   1.411   1.239    0.851
FIRST PAY          8/05    3/05   11/04    8/04    6/04    4/04    2/04    11/03
LAST PAY           2/08    3/07    7/06    1/06    8/05    4/05    1/05     6/04
================================================================================

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                        5:53:41 pm March 24, 2003
Fixed Income Research   MALT0302F UP 30 YEAR 8.8   Marina Tukhin mtukhin@sleddog
CMOPROJ.562                                                               PAGE 3

==============================================================================================
BOND         BALANCE    COUPON   DELAY     FACTOR   INDEX     VALUE   RESET   MULTIPLIER   CAP
----------------------------------------------------------------------------------------------
6A4     2,557,346.96   6.00000      24   1.000000           -1.0000      --           --    --
==============================================================================================

================================================================================
FLOOR         CURRENT     SETTLE      DEAL    WAC      WAM    PRICING   DURATION
               COUPON       DATE                                SPEED       @ PX
--------------------------------------------------------------------------------
--             6.0000   03/31/03   30 year   7.19   357.99   100.0PPC     100:27
================================================================================

================================================================================
PRICE               PPC     PPC     PPC     PPC     PPC     PPC     PPC      PPC
                  25.00   50.00   55.00  100.00  150.00  200.00  250.00   300.00
--------------------------------------------------------------------------------
100:11            6.016   6.009   6.007   5.981   5.937   5.882   5.829    5.772
100:12            6.014   6.006   6.004   5.977   5.932   5.874   5.819    5.760
100:13            6.011   6.003   6.001   5.973   5.926   5.866   5.809    5.748
100:14            6.009   6.001   5.998   5.969   5.920   5.858   5.799    5.735
100:15            6.006   5.998   5.995   5.965   5.915   5.850   5.788    5.723
100:16            6.004   5.995   5.993   5.961   5.909   5.842   5.778    5.710
100:17            6.002   5.992   5.990   5.957   5.904   5.834   5.768    5.698
100:18            5.999   5.990   5.987   5.954   5.898   5.826   5.758    5.686

100:19            5.997   5.987   5.984   5.950   5.892   5.818   5.748    5.673
100:20            5.994   5.984   5.981   5.946   5.887   5.810   5.738    5.661
100:21            5.992   5.981   5.979   5.942   5.881   5.802   5.728    5.649
100:22            5.990   5.979   5.976   5.938   5.875   5.795   5.718    5.636
100:23            5.987   5.976   5.973   5.934   5.870   5.787   5.708    5.624
100:24            5.985   5.973   5.970   5.930   5.864   5.779   5.698    5.612
100:25            5.982   5.971   5.967   5.927   5.859   5.771   5.688    5.599
100:26            5.980   5.968   5.965   5.923   5.853   5.763   5.678    5.587

100:27            5.977   5.965   5.962   5.919   5.847   5.755   5.668    5.575
100:28            5.975   5.963   5.959   5.915   5.842   5.747   5.658    5.562
100:29            5.973   5.960   5.956   5.911   5.836   5.739   5.648    5.550
100:30            5.970   5.957   5.953   5.907   5.831   5.731   5.638    5.538
100:31            5.968   5.954   5.951   5.903   5.825   5.724   5.628    5.525
101:00            5.965   5.952   5.948   5.900   5.819   5.716   5.618    5.513
101:01            5.963   5.949   5.945   5.896   5.814   5.708   5.608    5.501
101:02            5.961   5.946   5.942   5.892   5.808   5.700   5.598    5.488

101:03            5.958   5.944   5.939   5.888   5.803   5.692   5.588    5.476
101:04            5.956   5.941   5.937   5.884   5.797   5.684   5.578    5.464
101:05            5.953   5.938   5.934   5.880   5.791   5.676   5.568    5.452
101:06            5.951   5.935   5.931   5.877   5.786   5.669   5.558    5.439
101:07            5.949   5.933   5.928   5.873   5.780   5.661   5.548    5.427
101:08            5.946   5.930   5.926   5.869   5.775   5.653   5.538    5.415
101:09            5.944   5.927   5.923   5.865   5.769   5.645   5.528    5.403
101:10            5.942   5.925   5.920   5.861   5.763   5.637   5.518    5.390
--------------------------------------------------------------------------------
AVG LIFE         25.739  20.410  19.325  11.704   7.033   4.609   3.504    2.792
DURATION         12.811  11.381  11.036   8.008   5.497   3.912   3.075    2.503
FIRST PAY          2/25    1/18   11/16    9/10   12/07    9/06   12/05     5/05
LAST PAY           3/33    3/33    3/33    3/33    3/33    1/10   12/07    12/06
================================================================================

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                        5:54:19 pm March 24, 2003
Fixed Income Research   MALT0302F UP 30 YEAR 8.8   Marina Tukhin mtukhin@sleddog
CMOPROJ.562                                                               PAGE 3

==============================================================================================
BOND         BALANCE    COUPON   DELAY     FACTOR   INDEX     VALUE   RESET   MULTIPLIER   CAP
----------------------------------------------------------------------------------------------
6A4     2,557,346.96   6.00000      24   1.000000           -1.0000      --           --    --
==============================================================================================

================================================================================
FLOOR         CURRENT     SETTLE      DEAL    WAC      WAM    PRICING   DURATION
               COUPON       DATE                                SPEED       @ PX
--------------------------------------------------------------------------------
--             6.0000   03/31/03   30 year   7.19   357.99   100.0PPC     100:27
================================================================================

================================================================================
PRICE               CPR     CPR     CPR     CPR     CPR     CPR     CPR      CPR
                  25.00   30.00   35.00   40.00   45.00   50.00   55.00    70.00
--------------------------------------------------------------------------------
100:11            5.944   5.911   5.876   5.843   5.809   5.771   5.729    5.570
100:12            5.938   5.904   5.868   5.834   5.798   5.758   5.715    5.549
100:13            5.933   5.898   5.860   5.824   5.787   5.746   5.701    5.529
100:14            5.927   5.891   5.852   5.815   5.776   5.733   5.687    5.508
100:15            5.922   5.884   5.844   5.805   5.765   5.721   5.672    5.487
100:16            5.917   5.877   5.836   5.796   5.754   5.709   5.658    5.467
100:17            5.911   5.871   5.828   5.786   5.743   5.696   5.644    5.446
100:18            5.906   5.864   5.820   5.777   5.732   5.684   5.630    5.425

100:19            5.901   5.857   5.811   5.767   5.721   5.671   5.616    5.405
100:20            5.895   5.851   5.803   5.758   5.710   5.659   5.602    5.384
100:21            5.890   5.844   5.795   5.748   5.700   5.646   5.588    5.364
100:22            5.884   5.837   5.787   5.739   5.689   5.634   5.574    5.343
100:23            5.879   5.831   5.779   5.729   5.678   5.622   5.560    5.322
100:24            5.874   5.824   5.771   5.720   5.667   5.609   5.545    5.302
100:25            5.868   5.817   5.763   5.710   5.656   5.597   5.531    5.281
100:26            5.863   5.810   5.755   5.701   5.645   5.584   5.517    5.261

100:27            5.858   5.804   5.747   5.691   5.634   5.572   5.503    5.240
100:28            5.852   5.797   5.738   5.682   5.624   5.560   5.489    5.220
100:29            5.847   5.790   5.730   5.673   5.613   5.547   5.475    5.199
100:30            5.842   5.784   5.722   5.663   5.602   5.535   5.461    5.179
100:31            5.836   5.777   5.714   5.654   5.591   5.523   5.447    5.158
101:00            5.831   5.770   5.706   5.644   5.580   5.510   5.433    5.138
101:01            5.826   5.764   5.698   5.635   5.569   5.498   5.419    5.117
101:02            5.820   5.757   5.690   5.625   5.559   5.485   5.405    5.097

101:03            5.815   5.750   5.682   5.616   5.548   5.473   5.391    5.076
101:04            5.809   5.744   5.674   5.607   5.537   5.461   5.377    5.056
101:05            5.804   5.737   5.666   5.597   5.526   5.448   5.363    5.035
101:06            5.799   5.730   5.658   5.588   5.515   5.436   5.349    5.015
101:07            5.793   5.724   5.650   5.578   5.504   5.424   5.335    4.995
101:08            5.788   5.717   5.642   5.569   5.494   5.411   5.321    4.974
101:09            5.783   5.711   5.634   5.560   5.483   5.399   5.307    4.954
101:10            5.778   5.704   5.626   5.550   5.472   5.387   5.293    4.933
--------------------------------------------------------------------------------
AVG LIFE          7.481   5.636   4.474   3.749   3.212   2.777   2.417    1.616
DURATION          5.757   4.615   3.811   3.265   2.842   2.490   2.191    1.502
FIRST PAY          2/08    3/07    7/06    1/06    8/05    4/05    1/05     6/04
LAST PAY           3/33    1/33   11/09    6/08    8/07    1/07    7/06     6/05
================================================================================

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a
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broker-dealer (a "non-US affiliate"), to major US institutional investors only.
UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US
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herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement
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transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         CMOPROJ
UBS WARBURG LLC                                        2:02:48 pm March 26, 2003
Fixed Income Research     MALT0302G 30 YEAR 6.8      Chris Hackel chackel@jacana
CMOPROJ.553                                                               PAGE 1

==============================================================================================
BOND         BALANCE    COUPON   DELAY     FACTOR   INDEX     VALUE   RESET   MULTIPLIER   CAP
----------------------------------------------------------------------------------------------
7A1    44,274,147.19   7.00000      24   1.000000           -1.0000      --           --    --
==============================================================================================

================================================================================
FLOOR         CURRENT     SETTLE      DEAL    WAC      WAM    PRICING   DURATION
               COUPON       DATE                                SPEED       @ PX
--------------------------------------------------------------------------------
--             7.0000   03/31/03   30 year   7.59   339.70   100.0PPC     103:13
================================================================================

================================================================================
PRICE               PPC     PPC     PPC     PPC     PPC     PPC     PPC      PPC
                  25.00   50.00  100.00  150.00  200.00  250.00  300.00   350.00
--------------------------------------------------------------------------------
102:29            6.624   6.468   6.100   5.654   5.115   4.522   3.845    3.033
102:30            6.620   6.462   6.091   5.642   5.097   4.499   3.816    2.997
102:31            6.615   6.457   6.082   5.629   5.080   4.476   3.787    2.961
103:00            6.611   6.451   6.073   5.616   5.062   4.453   3.758    2.925
103:01            6.607   6.446   6.064   5.603   5.044   4.430   3.729    2.889
103:02            6.602   6.440   6.055   5.590   5.027   4.407   3.700    2.853
103:03            6.598   6.434   6.047   5.577   5.009   4.384   3.671    2.817
103:04            6.594   6.429   6.038   5.564   4.991   4.361   3.642    2.781

103:05            6.590   6.423   6.029   5.552   4.974   4.338   3.614    2.745
103:06            6.585   6.417   6.020   5.539   4.956   4.315   3.585    2.709
103:07            6.581   6.412   6.011   5.526   4.939   4.293   3.556    2.673
103:08            6.577   6.406   6.002   5.513   4.921   4.270   3.527    2.637
103:09            6.573   6.400   5.993   5.500   4.903   4.247   3.499    2.601
103:10            6.568   6.395   5.984   5.488   4.886   4.224   3.470    2.566
103:11            6.564   6.389   5.976   5.475   4.868   4.201   3.441    2.530
103:12            6.560   6.384   5.967   5.462   4.851   4.179   3.412    2.494

103:13            6.556   6.378   5.958   5.449   4.833   4.156   3.384    2.458
103:14            6.551   6.372   5.949   5.437   4.816   4.133   3.355    2.423
103:15            6.547   6.367   5.940   5.424   4.798   4.110   3.327    2.387
103:16            6.543   6.361   5.931   5.411   4.781   4.088   3.298    2.351
103:17            6.539   6.356   5.923   5.398   4.763   4.065   3.269    2.316
103:18            6.534   6.350   5.914   5.386   4.746   4.042   3.241    2.280
103:19            6.530   6.344   5.905   5.373   4.728   4.020   3.212    2.245
103:20            6.526   6.339   5.896   5.360   4.711   3.997   3.184    2.209

103:21            6.522   6.333   5.887   5.348   4.693   3.975   3.155    2.173
103:22            6.518   6.328   5.879   5.335   4.676   3.952   3.127    2.138
103:23            6.513   6.322   5.870   5.322   4.658   3.929   3.098    2.103
103:24            6.509   6.317   5.861   5.310   4.641   3.907   3.070    2.067
103:25            6.505   6.311   5.852   5.297   4.624   3.884   3.041    2.032
103:26            6.501   6.305   5.844   5.284   4.606   3.862   3.013    1.996
103:27            6.496   6.300   5.835   5.272   4.589   3.839   2.985    1.961
103:28            6.492   6.294   5.826   5.259   4.572   3.817   2.956    1.926
--------------------------------------------------------------------------------
AVG LIFE         11.887   8.039   4.370   2.763   1.900   1.421   1.104    0.871
DURATION          7.081   5.360   3.402   2.357   1.715   1.322   1.049    0.842
FIRST PAY          4/03    4/03    4/03    4/03    4/03    4/03    4/03     4/03
LAST PAY           8/31    8/31    8/31    8/31    5/11    4/08    2/07     4/06
================================================================================

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

                                                                         CMOPROJ
UBS WARBURG LLC                                        2:03:31 pm March 26, 2003
Fixed Income Research     MALT0302G 30 YEAR 6.8      Chris Hackel chackel@jacana
CMOPROJ.553                                                               PAGE 1

==============================================================================================
BOND         BALANCE    COUPON   DELAY     FACTOR   INDEX     VALUE   RESET   MULTIPLIER   CAP
----------------------------------------------------------------------------------------------
7A1    44,274,147.19   7.00000      24   1.000000           -1.0000      --           --    --
==============================================================================================

================================================================================
FLOOR         CURRENT     SETTLE      DEAL    WAC      WAM    PRICING   DURATION
               COUPON       DATE                                SPEED       @ PX
--------------------------------------------------------------------------------
--             7.0000   03/31/03   30 year   7.59   339.70   100.0PPC     103:13
================================================================================

================================================================================
PRICE               CPR     CPR     CPR     CPR     CPR     CPR     CPR      CPR
                  25.00   30.00   35.00   40.00   45.00   50.00   55.00    70.00
--------------------------------------------------------------------------------
102:29            5.761   5.486   5.179   4.859   4.522   4.159   3.762    2.264
102:30            5.749   5.472   5.162   4.839   4.499   4.133   3.732    2.221
102:31            5.737   5.457   5.144   4.819   4.476   4.107   3.703    2.179
103:00            5.725   5.443   5.127   4.799   4.453   4.081   3.673    2.136
103:01            5.713   5.429   5.110   4.779   4.430   4.055   3.643    2.093
103:02            5.701   5.414   5.093   4.759   4.407   4.029   3.614    2.050
103:03            5.689   5.400   5.076   4.739   4.384   4.002   3.584    2.008
103:04            5.677   5.386   5.059   4.719   4.361   3.976   3.555    1.965

103:05            5.666   5.371   5.042   4.699   4.338   3.950   3.525    1.923
103:06            5.654   5.357   5.025   4.679   4.315   3.924   3.496    1.880
103:07            5.642   5.343   5.008   4.660   4.293   3.898   3.466    1.837
103:08            5.630   5.328   4.991   4.640   4.270   3.872   3.437    1.795
103:09            5.618   5.314   4.974   4.620   4.247   3.846   3.407    1.752
103:10            5.606   5.300   4.957   4.600   4.224   3.820   3.378    1.710
103:11            5.594   5.286   4.940   4.580   4.201   3.794   3.348    1.667
103:12            5.583   5.271   4.923   4.560   4.179   3.769   3.319    1.625

103:13            5.571   5.257   4.906   4.541   4.156   3.743   3.290    1.583
103:14            5.559   5.243   4.889   4.521   4.133   3.717   3.260    1.540
103:15            5.547   5.229   4.872   4.501   4.110   3.691   3.231    1.498
103:16            5.535   5.214   4.855   4.481   4.088   3.665   3.202    1.456
103:17            5.524   5.200   4.838   4.462   4.065   3.639   3.172    1.414
103:18            5.512   5.186   4.821   4.442   4.042   3.613   3.143    1.371
103:19            5.500   5.172   4.804   4.422   4.020   3.588   3.114    1.329
103:20            5.488   5.158   4.788   4.403   3.997   3.562   3.084    1.287

103:21            5.477   5.143   4.771   4.383   3.975   3.536   3.055    1.245
103:22            5.465   5.129   4.754   4.363   3.952   3.510   3.026    1.203
103:23            5.453   5.115   4.737   4.344   3.929   3.484   2.997    1.161
103:24            5.441   5.101   4.720   4.324   3.907   3.459   2.968    1.119
103:25            5.430   5.087   4.703   4.304   3.884   3.433   2.939    1.077
103:26            5.418   5.073   4.686   4.285   3.862   3.407   2.909    1.035
103:27            5.406   5.059   4.670   4.265   3.839   3.382   2.880    0.993
103:28            5.394   5.044   4.653   4.245   3.817   3.356   2.851    0.951
--------------------------------------------------------------------------------
AVG LIFE          3.032   2.421   1.973   1.658   1.421   1.232   1.075    0.725
DURATION          2.544   2.111   1.772   1.519   1.322   1.160   1.023    0.710
FIRST PAY          4/03    4/03    4/03    4/03    4/03    4/03    4/03     4/03
LAST PAY           8/31    8/31   12/30    7/09    4/08    8/07    1/07    10/05
================================================================================

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.